UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
December 14, 2006
Date of Report (Date of earliest event reported)
Matria Healthcare, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-20619	20-2091331

(Commission File Number)	(IRS Employer Identification No.)

1850 Parkway Place, Marietta, GA	30067

(Address of Principal Executive Offices)	(Zip Code)
770-767-4500
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 14, 2006, Carl E. Sanders, age 81, notified the Board of Directors of Matria Healthcare, Inc. (the “Company”) that he intended to retire from the Board of Directors of the Company, effective December 31, 2006.
Item 7.01 Regulation FD Disclosure
     On December 18, 2006, the Company issued a press release announcing its earnings guidance for the year ending December 31, 2007.
     The press release is attached to this Current Report as Exhibit 99.1 and is incorporated into this Item 7.01 by reference. The information contained in this Item 7.01, including the information set forth in the press release, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Exhibit 99.1 furnished pursuant to this Item 7.01 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits
     The following exhibit is furnished herewith:
99.1	Press Release, dated December 18, 2006

SIGNATURES
     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matria Healthcare, Inc.

	By:	/s/ Parker H. Petit

Parker H. Petit
Chairman and Chief Executive Officer

Dated: December 18, 2006

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits
99.1	Press Release, dated December 18, 2006.